Acquisitions	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions

4. Acquisitions

On August 1, 2014, we acquired the land under our 715 Lexington Avenue retail property located on the Southeast corner of 58th Street and Lexington Avenue in Manhattan, for $63,000,000.

On October 28, 2014, we completed the purchase of the retail condominium of the St. Regis Hotel for $700,000,000. We own a 74.3% controlling interest of the joint venture which owns the property. The acquisition was used in a like-kind exchange for income tax purposes for the sale of 1740 Broadway (see Note 8 – Dispositions). We consolidate the accounts of the venture into our consolidated financial statements from the date of acquisition.

On November 21, 2014, we entered into an agreement to acquire the Center Building, an eight story 437,000 square foot office building, located at 33-00 Northern Boulevard in Long Island City, New York. The building is 98% leased. The purchase price is approximately $142,000,000, including the assumption of an existing $62,000,000 4.43% mortgage maturing in October 2018. The purchase is expected to close in the first quarter of 2015, subject to customary closing conditions. As of December 31, 2014, our $14,200,000 non-refundable deposit was included in “other assets” on our consolidated balance sheet.

On January 20, 2015, we co-invested with our 25% owned Fund and one of the Fund's limited partners to acquire the Fund's joint venture partner's 57% interest in the Crowne Plaza Times Square Hotel (see Note 3 – Vornado Capital Partners Real Estate Fund).